Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

(the “Funds”)

Principal U.S. Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

Supplement dated February 28, 2025

to each Fund’s Prospectus

dated November 18, 2024,

and where applicable a Fund’s Summary Prospectus

(the “Supplement”)

The following amends information contained in the Fund’s current Prospectus and should be read in conjunction with the Fund’s current Prospectus.

Principal Investment Strategies – Opportunistic Strategies

Effective immediately, each Fund may, at times, employ opportunistic strategies, as described below, in lieu of employing the standard strategy (i.e. selling a call option) when Kurv Investment Management LLC (“Adviser”) determines it would be beneficial to the total return of the applicable Fund.

Instead of capping a Fund’s potential gains when the value of an Underlying Security’s shares increases as is the case under the standard strategy, these opportunistic strategies may allow the Fund to experience more upside participation as well as downside loss.

Fund Monthly Distributions

Along with the income-seeking methodologies found in the Prospectus, the Fund’s employment of these opportunistic strategies may, in some cases, enable it to capture a considerable amount of a substantial increase or limit a decrease in the price of its Underlying Security. In such a situation, the Fund may see profits which surpass the initial expenses incurred for the call or put options, and a portion of those profits may be included in the Fund’s distributions.

Below is an overview of the opportunistic strategies that may be utilized for each Fund:

Opportunistic Strategy – Call Spreads

To seek enhanced participation in potential increases in an Underlying Security’s share price while still earning net premium income, the Fund may sell (write) call spreads rather than stand-alone call option contracts.

Fund Portfolio

Below is a description of each Fund’s principal holdings associated with the opportunistic strategy:

Principal Holdings
Portfolio Holdings (All options are based on the value of the Fund’s Underlying Security)	Investment Terms	Anticipated Target Maturity
Sold (short) call option contracts (Opportunistic Strategy)

The strike price is approximately 0%-15% more than the then-current share price of the Fund’s Underlying Security at the time of sale.

Sold call option contracts offer inverse exposure to the full extent of any increases in the value of the Fund’s Underlying Security, excluding the premium received.

Expiration dates of 14 months or less
Purchased call option contracts (Opportunistic Strategy)

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Opportunistic Strategy sold call).

Bought call option contracts offer exposure to the full extent of any increases in the value of the Fund’s Underlying Security above the option’s strike price.

Expiration dates of 14 months or less

Opportunistic Strategy – Risk Reversals or Protective Collars

To mitigate potential loss from its Underlying Security’s share price, the Fund may choose to sell (write) risk reversals instead of stand-alone call option contracts. Expenses associated with this protection would be offset by premiums earned from a written call option.

Fund Portfolio

Below is a description of each Fund’s principal holdings associated with the opportunistic strategy:

Principal Holdings
Portfolio Holdings (All options are based on the value of the Fund’s Underlying Security)	Investment Terms	Anticipated Target Maturity
Purchased put option contracts (Opportunistic Strategy)

“out-of-the-money” (i.e., the strike price is below the strike price of the Fund’s Underlying Security).

Purchased put option contracts limit exposure to the full extent of any decreases in the value of the Fund’s Underlying Security below the option’s strike price.

Expiration dates of 14 months or less
Sold (short) call option contracts (Opportunistic Strategy)

“out-of-the-money” (i.e., the strike price is above the strike price of the Fund’s Underlying Security).

Premiums from sold call option contracts will offset either all or a portion of the amount used to acquire the put option.

Expiration dates of 14 months or less

Opportunistic Strategy – Protective Put

To mitigate potential loss from an Underlying Security’s share price, the Fund may buy out-of-the-money protective put options. Expenses associated with this protection may decrease the income generated in the portfolio.

Fund Portfolio

Below is a description of each Fund’s principal holdings associated with the opportunistic strategy:

Principal Holdings
Portfolio Holdings (All options are based on the value of the Fund’s Underlying Security)	Investment Terms	Anticipated Target Maturity
Purchased put option contracts (Opportunistic Strategy)

“out-of-the-money” (i.e., the strike price is below the strike price of the Fund’s Underlying Security).

Purchased put option contracts limit exposure to the full extent of any decreases in the value of the Fund’s Underlying Security below the option’s strike price.

Expiration dates of 14 months or less

You should read this Supplement in conjunction with each Fund’s Prospectus dated November 18, 2024, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-833-595-KURV (5878).